May 2, 2013

BNY MELLON FUNDS TRUST

BNY Mellon Mid Cap Multi-Strategy Fund

BNY Mellon Small Cap Multi-Strategy Fund

Supplement to Statement of Additional Information
dated December 31, 2012

The following information supplements and supersedes any contrary information contained in the section of the Trust's Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of other accounts advised by the primary portfolio managers shown below and assets under management in those accounts as of March 31, 2013:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Todd W. Wakefield	7	$ 1.27 B	4	$750.80 M	22	$ 1.83 B
Robert C. Zeuthen	7	$ 1.27 B	4	$750.80 M	22	$ 1.83 B

The following table provides information on accounts managed (included within the table above) by the primary portfolio managers shown below that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts
Todd W. Wakefield	Other Accounts	1	$3.26 M
Robert C. Zeuthen	Other Accounts	1	$3.26 M

As of the date of this Supplement, neither Todd W. Wakefield nor Robert C. Zeuthen own shares of the funds.